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                                                                   EXHIBIT 10.23


                         ASHFORD HOSPITALITY TRUST, INC.
                             SUBSCRIPTION AGREEMENT

Ashford Hospitality Trust, Inc.
14180 Dallas Parkway, 9th Floor
Dallas, TX 75254
Attention:  David A. Brooks


Re:      Private Placement of Securities

Gentlemen:

         This SUBSCRIPTION AGREEMENT (this "Agreement"), is intended to set forth certain representations, warranties, covenants, acknowledgments and agreements of the undersigned (the "Subscriber") with Ashford Hospitality Trust, Inc., a Maryland corporation and real estate investment trust (the "Company").

         THE SUBSCRIBER UNDERSTANDS THAT THE COMMON STOCK OF THE COMPANY IS ILLIQUID AND INVOLVES A HIGH DEGREE OF SPECULATIVE RISK.

         THE SUBSCRIBER FURTHER UNDERSTANDS THAT THE COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND THAT WITHOUT SUCH REGISTRATION, SUCH COMMON STOCK MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER, OR SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT, OR ANY OTHER APPLICABLE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

         THE SUBSCRIBER FURTHER UNDERSTANDS THAT THE DOCUMENTS, RECORDS, BOOKS AND OTHER INFORMATION PROVIDED TO THE SUBSCRIBER IN CONNECTION WITH THE SUBSCRIPTION HEREUNDER IS FOR THE SUBSCRIBER'S CONFIDENTIAL USE ONLY AND MAY NOT BE REPRODUCED IN ANY MANNER OR MADE AVAILABLE TO ANY OTHER PERSON, OTHER THAN THE SUBSCRIBER'S ATTORNEYS, ACCOUNTANTS AND REPRESENTATIVES, IF ANY. ANY ACTION IN VIOLATION OF THE PRECEDING SENTENCE MAY PLACE THE SUBSCRIBER AND THE COMPANY IN VIOLATION OF SECURITIES LAWS, INCLUDING THE ACT AND THE TEXAS SECURITIES ACT (DEFINED BELOW).

1. Subscription. Subject to the terms and conditions hereof, the Subscriber hereby subscribes for and agrees to purchase TWO HUNDRED AND FIFTY THOUSAND (250,000) shares (the "Subscription") of the Company's Common Stock, $0.01 par value (the "Securities"), at a price per share (the "Purchase Amount") equal to the offering price, net of an amount equal to the underwriting discount, as more particularly described



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         in the Form S-11 as filed with the Securities and Exchange Commission on May 14, 2003 (the "Offering"), a copy of which has been delivered to and reviewed by the Subscriber. The Purchase Amount shall be due and payable to the Company at the closing of the Offering. In respect of such Subscription, the Subscriber delivers herewith, to the attention of the Company at the address of the Company set forth above, along with this Agreement, (i) two original signature pages of this Agreement, (ii) two originals of the Spousal Consent, attached hereto as Exhibit I , signed by the Subscriber's spouse, and (iii) a fully completed Investor Information Sheet and Accredited Investor Questionnaire, attached hereto as Exhibits II and III, respectively.

2. Acceptance of Subscription; Delivery of Securities. The Subscriber understands and agrees that this Subscription is made subject to the following terms and conditions:

         (a) The Company shall have the right to reject this Subscription, in whole but not in part, if (i) the Subscriber fails to make the deliveries to the Company set forth in Section 1 above, or
                  (ii) the Company, in its sole discretion, determines that the offer of issuance of the Securities to the Subscriber would not qualify for exemption from the securities laws as provided herein below;

         and

         (b) The Securities to be issued and delivered on account of this Subscription will only be registered in the name of, and delivered to, the Subscriber upon receipt by the Company of the items listed in Section 1, subject to Section 2(a) above, and the Subscriber agrees to comply with the terms of this Agreement and to execute any and all further documents necessary in connection with this Subscription.

3. Representations and Warranties of the Subscriber. The Subscriber understands (i) that the Securities are being offered and sold under an exemption from registration under the Act and the Texas Securities Act of 1957, as amended (the "Texas Securities Act") or the Rules and Regulations promulgated thereunder, (ii) that this transaction has not been scrutinized by the Securities and Exchange Commission or by any agency charged with the administration of the securities laws of the State of Texas or any other State or jurisdiction, (iii) that all documents, records, books and other information pertaining to this investment have been made available to the Subscriber and the Subscriber's representatives, including the Subscriber's attorneys, accountants and purchaser representative, if any, and (iv) that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at the address of the Company set forth above. The Subscriber hereby represents and warrants as follows:

         (a) This Agreement is a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms except as affected by (i) bankruptcy law and (ii) equitable principles, and the Subscriber has full power and authority to enter in this Agreement;



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         (b)      The Subscriber is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Act, as represented by the Subscriber in the Accredited Investor Questionnaire delivered by the Subscriber pursuant to Section 1;

         (c)      The Subscriber is a resident of the State of Texas;

         (d) This investment pursuant to the Subscription does not exceed twenty percent (20%) of the Subscriber's net worth (or joint net worth with the Subscriber's spouse);

         (e) The Subscriber is able (i) to bear the economic risk of this investment, (ii) to hold the Securities indefinitely, and
                  (iii) at present, to afford a complete loss of this investment;

         (f) The Subscriber has adequate means of providing for current needs and personal contingencies and has no need for liquidity in this investment;

         (g) The Subscriber or the Subscriber's purchaser representative, if any, has knowledge of finance, securities and investments generally, and has the experience and skill necessary to evaluate the merits and risks of this investment and make an informed investment decision;

         (h) The Subscriber has received and reviewed such information concerning (i) the Company, (ii) the operations and financial condition of the Company and (iii) the Securities, as the Subscriber deems necessary or desirable for the investment decision required in connection with this Subscription;

         (i) The Subscriber, in making the decision to purchase the Securities, has relied solely upon independent investigations made by the Subscriber or the Subscriber's purchaser representative, if any, or other representatives of the Subscriber, including professional tax and other advisors, and the Subscriber and such representatives and advisors have been given the opportunity to ask questions of, and to receive answers from, persons acting on behalf of the Company concerning the terms and conditions of this offering, and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided to the Subscriber or such representatives of the Subscriber;

         (j) The Securities hereby subscribed are being acquired by the Subscriber in good faith solely for the Subscriber's own account, for investment purposes only, and are not and will not be acquired for resale, resyndication, distribution, subdivision or fractionalization thereof; the Subscriber has no contract or arrangement with any person to sell, pledge, hypothecate or otherwise transfer to any person the Securities or any part thereof; the Subscriber has no present plans to enter into any such contract or arrangement; and the Subscriber understands that as a result the Subscriber must bear the economic risk of the investment for an indefinite period of time because the Securities have not been registered under the Act or the



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                  securities laws of any State or other jurisdiction and,
                  therefore, cannot be sold, pledged, hypothecated or otherwise transferred unless they are subsequently registered under the Act and other applicable securities laws (which the Company is not obligated to do, and has no present intention of doing) or unless an exemption from such registration is available;

         (k) The Subscriber understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities and that the Company is relying on the truth and accuracy of the representations, warranties, covenants, acknowledgments and agreements herein made by the Subscriber in offering the Securities for sale to the Subscriber without having first registered the same under the Act or any other applicable securities laws;

         (l) The funds provided by the Subscriber for this investment are either separate property of the Subscriber, community property over which the Subscriber has the right of control or are otherwise funds as to which the Subscriber has the sole right of management; and

         (m) The Subscriber understands that the Securities are subject to the limitations set forth in paragraph (2)-(4) of Section 109.13(j) of the Regulations promulgated under the Texas Securities Act.

4. Legends. The Subscriber consents to the placement of a legend on any certificate evidencing the Securities, which legend shall be in form substantially as follows:

                  THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO ASHFORD HOSPITALITY TRUST, INC. (THE "COMPANY") OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

5. Transferability. The Subscriber agrees not to sell, pledge, hypothecate or otherwise transfer the Securities without registration under the Act and any other applicable securities laws or without exemptions therefrom.



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6.       Revocation. This Agreement may not be canceled, terminated or revoked by the Subscriber, shall survive the death or disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors and assigns.

7. No Waiver. Notwithstanding any of the representations, warranties, covenants, acknowledgments or agreements made herein by the Subscriber, the Subscriber does not hereby or in any other manner waive any rights granted to the Subscriber under federal or state securities laws.

8.       Miscellaneous.

         (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Subscriber at the address set forth on
                  Exhibit II or to the Company at the address for the Company set forth above.

         (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

         (c) This Agreement constitutes the entire agreement among the Company and the Subscriber with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the Subscriber.

         (d) Neither this Agreement nor any interest herein may be transferred or assigned by the Subscriber.

         (e) Captions herein are inserted for the convenience of reference only and shall be ignored in construction or interpretation of this Agreement.

9. Waiver of Suitability Standards. The Company reserves the right to review the suitability of any person (or entity) desiring to purchase the Securities and in connection with such review to waive such suitability standards as to such person (or entity) as the Company deems appropriate under applicable law.

10.      Acknowledgments of the Subscriber.

         The Subscriber acknowledges that:

         (a) There have been no representations, guarantees or warranties made to the Subscriber by the Company, any officers, directors or shareholders of the Company, their agents or employees or any other person, expressly or by implication, with respect to:

                  (i) The length of time that the Subscriber will be required to remain as owner of the Securities;



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                  (ii)     The percentage of profit or amount of or type of
                           consideration, profit or loss (including tax write-offs or tax benefits) to be realized, if any, as a result of this investment; and

                  (iii) The possibility that the past performance or experience on the part of the Company or any of its affiliates or employees might in any way indicate the predictable results of the ownership of the Securities or the relative success of the Company;

         (b) This investment is speculative and involves a high degree of risk;

         (c) The Subscriber has had full and complete access to all financial and business information relating to the Company; and

         (d) The offer and issuance of the Securities to the Subscriber have not been accomplished by any form of general solicitation or general advertising, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

11. Continuing Effect of Representations, Warranties and Acknowledgments. The representations, warranties and acknowledgments contained herein are true and accurate as of the date of this Agreement and shall be true and accurate as of the date of delivery of the purchase price, the executed signature pages of this Agreement and the other items listed in Section 1 and shall survive such delivery. If in any respect such representations, warranties and acknowledgments shall not be true and accurate prior to such delivery, the Subscriber shall give immediate written notice of such fact to the Company, specifying which representations, warranties and acknowledgments are not true and accurate and the reasons therefor.

12. Indemnification. The Subscriber understands the meaning and legal consequences of the representations, warranties and acknowledgments contained herein, and hereby agrees to indemnify and hold harmless the Company, its officers, directors, or shareholders and any of its agents, representatives or employees, from and against any and all loss, damage or liability (including costs and reasonable attorney fees) due to or arising out of a breach of any representation, warranty or acknowledgment of the Subscriber contained in this Agreement or arising out of the Act, the Texas Securities Act or any other securities laws.

                            [Signature page follows]




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         The Subscriber, desiring to enter into this Agreement for the
Subscription of the Securities, hereby agrees to all of the terms and provisions of this Agreement and agrees to be bound by all such terms and provisions. The Subscriber has executed this Agreement as of the 15th day of May, 2003.

                                   SUBSCRIBER:

                                   By: /s/ MONTGOMERY J. BENNETT
                                      -----------------------------------------
                                      Montgomery J. Bennett


         ASHFORD HOSPITALITY TRUST, INC. hereby accepts the foregoing subscription subject to the terms and conditions of this Agreement as of the 15th day of May, 2003.

                                   COMPANY:
                                   ASHFORD HOSPITALITY TRUST, INC.

                                   By: /s/ MONTGOMERY J. BENNETT
                                      -----------------------------------------

                                   Name:  Montgomery J. Bennett
                                        ---------------------------------------
                                   Title: President
                                         --------------------------------------



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